Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of IDACORP, Inc. (the "Company") on Form 10-K for the year ended December 31, 2025 (the "Report"), I, Brian R. Buckham, Executive Vice President, Chief Financial Officer, and Treasurer of the Company, certify that:
(1)The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brian R. Buckham
Brian R. Buckham
Executive Vice President, Chief Financial Officer, and Treasurer
February 19, 2026